FIRST AMERICAN STRATEGY FUNDS, INC.

                                 CLASS A SHARES

                        Supplement Dated March 31, 2001,
                     To Prospectus Dated December 30, 2000

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THIS INFORMATION SUPPLEMENTS PROSPECTUSES DATED FEBRUARY 28, 2001. THIS SUPPLEMENT AND EACH RESPECTIVE PROSPECTUS CONSTITUTE A CURRENT PROSPECTUS. TO REQUEST A COPY OF THE PROSPECTUS, PLEASE CALL 1-800-637-2548.


The following sections of each First American Investment Funds Class A share Prospectus are amended as follows:

PRIOR PURCHASES. Prior purchases of Class A shares of any First American fund and/or Class A shares of any Firstar fund (except a money market fund) will be factored into your sales charge calculation. That is, you will receive credit for either the original purchase price or the current net asset value of the other Class A shares you hold at the time of your purchase, whichever is greater. For example, let's say you're making a $10,000 investment and you already own other Firstar Fund Class A shares that you purchased for $10,000 and First American fund Class A shares that you purchased for $15,000 (a total original purchase price of $25,000). The current net asset value of these investments, however, is $45,000. Since the current net asset value of your shares is greater than their purchase price, you will receive credit for their current value and your sales charge will be based on a total purchase amount of $55,000. To receive a reduced sales charge, you must notify the fund of your prior purchases. This must be done at the time of purchase, either directly with the fund in writing or by notifying your investment professional or financial institution.

PURCHASES BY RELATED ACCOUNTS. Concurrent and prior purchases of Class A shares of any First American fund and/or of Class A Shares of any Firstar fund by certain other accounts also will be combined with your purchase to determine your sales charge. For example, purchases made by your spouse or children under age 21 will reduce your sales charge. To receive a reduced sales charge, you must notify the funds of purchases by any related accounts. This must be done at the time of purchase, either directly with the funds in writing or by notifying your investment professional or financial institution.

LETTER OF INTENT. If you plan to invest $50,000 or more over a 13-month period in Class A shares of any First American fund or Class A shares of any Firstar fund (except the money market funds), you may reduce your sales charge by signing a non-binding letter of intent. (If you do not fulfill the letter of intent, you must pay the applicable sales charge.) In addition, if you reduce your sales charge to zero under a letter of intent and then sell your Class A shares within 18 months of their purchase, you may be charged a contingent deferred sales charge of 1%. See "For Investments of Over $1 Million."

More information on these ways to reduce your sales charge appears in the Statement of Additional Information (SAI). The SAI also contains information on investors who are eligible to purchase Class A shares without a sales charge.

POLICIES & SERVICES, SELLING SHARES - HOW TO SELL SHARES, REINVESTING AFTER A
SALE

If you sell Class A shares of a First American fund or Firstar fund (except money market fund shares on which you have not paid a sales charge), you may reinvest in Class A shares of that fund or another First American fund or Firstar fund within 180 days without a sales charge. To reinvest in Class A shares at net asset value (without paying a sales charge), you must notify the fund directly in writing or notify your investment professional or financial institution.

POLICIES & SERVICES, MANAGING YOUR INVESTMENT - EXCHANGING SHARES

If your investment goals or your financial needs change, you may move from one First American fund to another First American fund or a Firstar fund. There is no fee to exchange shares. (Only Class A shares are eligible to be exchanged between First American funds and Firstar funds.)

Generally, you may exchange your shares only for shares of the same class. However, you may exchange your Class A shares for Class Y shares of the same or another First American fund if you subsequently become eligible to participate in that class (for example, by opening a fiduciary, custody or agency account with a financial institution which invests in Class Y shares).

Exchanges are made based on the net asset value per share of each fund at the time of the exchange. When you exchange your Class A shares of one of the funds for Class A shares of another First American fund or Firstar fund, you do not have to pay a sales charge. When you exchange your Class B or Class C shares for Class B or Class C shares of another First American fund, the time you held the shares of the "old" fund will be added to the time you hold the shares of the "new" fund for purposes of determining your CDSC or, in the case of Class B shares, calculating when your shares convert to Class A shares.

Before exchanging into any fund, be sure to read its prospectus carefully. A fund may change or cancel its exchange policies at any time. You will be notified of any changes. The funds have the right to limit exchanges to four times per year.

NEW FIRST AMERICAN FUNDS EXCHANGE PRIVILEGE. Prior to December 31, 2000, Strategy Fund shareholders were only permitted to move from one Strategy Fund to another Strategy Fund at net asset value. Effective December 31, 2000 shareholders of the Strategy Funds Class A shares may exchange into Class A shares of any underlying fund or any other fund in the First American family of funds without paying a sales charge. Effective March 31, 2001, shareholders of the Strategy Funds Class A shares may exchange into Class A shares of any other fund in the Firstar family of funds without paying a sales charge. If you would like copies of prospectuses for any fund in the First American family of funds, please contact Investor Services at 1-800-637-2548.

BY PHONE. If both funds have identical shareholder registration, you may exchange shares by calling your investment professional, your financial institution, or by calling the funds directly. To request an exchange through the funds, call Investor Services at 1-800-637-2548. Your instructions must be received before 3 p.m. Central time, or by the time specified by your investment professional or financial institution, in order for shares to be exchanged the same day.

BY MAIL. To exchange shares by written request, please follow the procedures under "Selling Shares." Be sure to include the names of both funds involved in the exchange.



PLEASE CALL FIRST AMERICAN FUNDS OR FIRSTAR FUNDS SHAREHOLDER SERVICING TEAMS TO ORDER PROSPECTUSES

FIRST AMERICAN FUNDS

INVESTOR SERVICES
800-637-2548

FIRSTAR FUNDS

INVESTOR SERVICES
800-677-FUND



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NOT FDIC INSURED                  NO BANK GUARANTEE               MAY LOSE VALUE
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FIRST AMERICAN STRATEGY FUNDS, INC.

Statement of Additional Information

Supplement Dated March 31, 2001,
To Statement of Additional Information Dated December 30, 2000

THIS INFORMATION SUPPLEMENTS THE STATEMENT OF ADDITIONAL INFORMATION DATED FEBRUARY 28, 2001. THIS SUPPLEMENT AND THE STATEMENT OF ADDITIONAL INFORMATION CONSTITUTE A CURRENT STATEMENT OF ADDITIONAL INFORMATION. TO REQUEST A COPY OF THE STATEMENT OF ADDITIONAL INFORMATION, PLEASE CALL 1-800-637-2548.
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         The following replaces information on pages 36-37 of the Statement of Additional Information dated December 30, 2000:

                             REDUCING SALES CHARGES

CLASS A SALES CHARGE

         The sales charge can be reduced on the purchase of Class A Shares through (i) quantity discounts and accumulated purchases, or (ii) signing a 13-month letter of intent. For purposes of "Quantity Discounts" and "Accumulated Purchases," the following Firstar funds may also be included in any calculation to reduce sales charge:

Short-Term Bond Fund                                  Relative Value Fund
Intermediate Bond Fund                                Equity Index Fund
U.S. Government Securities Fund                       Large Cap Core Equity Fund
Aggregate Bond Fund                                   Large Cap Growth Fund
Bond IMMDEX(TM)Fund                                   International Value Fund
Strategic Income Fund                                 International Growth Fund
Tax-Exempt Intermediate Bond Fund                     MidCap Index Fund
Missouri Tax-Exempt Bond Fund                         MidCap Core Equity Fund
National Municipal Bond Fund                          Small Cap Index Fund
Balanced Income Fund                                  Small Cap Core Equity Fund
Balanced Growth Fund                                  Science & Technology Fund
Growth & Income Fund                                  MicroCap Fund
Equity Income Fund                                    REIT Fund

         QUANTITY DISCOUNTS AND ACCUMULATED PURCHASES: Each Fund will combine purchases made by an investor, the investor's spouse, and the investor's children under age 21 when it calculates the sales charge. In addition, the sales charge, if applicable, is reduced for purchases made at one time by a trustee or fiduciary for a single trust estate or a single fiduciary account.

         For each Fund, the sales charge discount will be determined by adding
(i) the purchase price (including sales charge) of the Fund shares that are being purchased, plus (ii) the purchase price of the Class A shares of any other Fund or any First American fund or Firstar Fund (other than a money market fund) that you are concurrently purchasing, plus (iii) the higher of the current net asset value or the original purchase price of Class A shares of the Fund, any other Fund, or any First American fund or Firstar Fund (other than a money market fund) that your already own. In order for an investor to receive the sales charge reduction on Class A Shares, the Fund must be notified by the investor in writing or by his or her financial institution at the time the purchase is made that Fund shares are already owned or that purchases are being combined.

         LETTER OF INTENT. If an investor intends to purchase, in the aggregate, at least $50,000 of Class A shares in the Funds and other First American funds (other than money market funds), over the next 13 months, the sales charge may be reduced by signing a letter of intent to that effect. This letter of intent includes a provision for a sales charge adjustment depending on the amount actually purchased within the 13-month period and a provision for the Funds' custodian to hold a percentage equal to the Funds' maximum sales charge rate of the total amount intended to be purchased in escrow (in shares) until the purchase is completed.

         The amount held in escrow for all Funds will be applied to the investor's account at the end of the 13-month period after deduction of the sales load applicable to the dollar value of shares actually purchased. In this event, an appropriate number of escrowed shares may be redeemed in order to realize the difference in the sales charge.

         A letter of intent will not obligate the investor to purchase shares, but if he or she does, each purchase during the period will be at the sales charge applicable to the total amount intended to be purchased. This letter may be dated as of a prior date to include any purchases made within the past 90 days.

SALES OF CLASS A SHARES AT NET ASSET VALUE

         Purchases of a Fund's Class A Shares by the Advisor, Marvin & Palmer, Federated Global, or any of their affiliates, or any of their or FAIF's officers, directors, employees, retirees, sales representatives and partners, registered representatives of any broker-dealer authorized to sell Fund shares, and full-time employees of FAIF's general counsel, and members of their immediate families (i.e., parent, child, spouse, sibling, step or adopted relationships, and UTMA accounts naming qualifying persons), may be made at net asset value without a sales charge. A Fund's Class A Shares also may be purchased at net asset value without a sales charge by fee-based registered investment advisors, financial planners and registered broker-dealers who are purchasing shares on behalf of their customers and by purchasers through "one-stop" mutual fund networks through which the Funds are made available. In addition, Class A Shares may be purchased at net asset value without a sales charge by investors participating in asset allocation "wrap" accounts offered by the Advisor or any of its affiliates, and by retirement and deferred compensation plans and the trusts used to fund such plans (including, but not limited to, those defined in Sections 401(k), 403(b) and 457 of the Internal Revenue Code and "rabbi trusts"), which plans and trusts purchase through "one-stop" mutual fund networks. No commission is paid in connection with net asset value purchases of Class A Shares made pursuant to this paragraph.

         Class A Shares may also be purchased without a sales charge by 401(k), 403(b) and 457 plans, and Profit sharing and Pension plans, which have 200 or more eligible participants. Your representative must notify the Fund if your retirement/deferred compensation plan is eligible for the sales load waiver. Securities firms, financial institutions and other industry professionals that enter into sales agreements with the Funds' distributor to perform share distribution services may receive a commission on such sales equal to 1.00% of the first $3 million, 0.75% of shares purchased in excess of $3 million up to $5 million, and 0.50% of shares purchased in excess of $5 million.

         In addition, Class A Shares may be purchased without a sales charge by bundled retirement plans and Simple IRA plans sponsored by U.S. Bank and sold by an affiliate, and SEP IRA plans sold by an affiliate.

         If Class A Shares of a Fund have been redeemed, the shareholder has a one-time right, within 180 days, to reinvest the redemption proceeds in Class A Shares of any First American fund or Firstar fund at the next-determined net asset value without any sales charge. The Fund must be notified by the shareholder in writing or by his or her financial institution of the reinvestment in order to eliminate a sales charge. If the shareholder redeems his or her shares of a Fund, there may be tax consequences.


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NOT FDIC INSURED                  NO BANK GUARANTEE               MAY LOSE VALUE
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